EFH Corp. Q3 2013 Investor Call November 5, 2013 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  A discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: changes in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not generally moving with natural gas prices; any decrease in market heat rates as the program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q3 2013 Review Paul Keglevic Executive Vice President & CFO

Consolidated: Reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
Q3 12 vs. Q3 13; $ millions, after tax
1 Three months ended September 30.
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
3
Factor Q3 12 Q3 13 Change
EFH Corp. GAAP net income (loss) (407) 5 412
Unrealized commodity-related mark-to-market net loss 339 105 (234)
Unrealized mark-to-market net (gain) loss on interest rate swaps 14 (269) (283)
- (38) (38)
Asset impairments 20 19 (1)
EFH Corp. adjusted (non-GAAP) operating loss (34) (178) (144)
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Effect of favorable resolution of income tax positions - Competitive Business
1

Consolidated: Key drivers of the change in adjusted (non-GAAP) operating results
Q3 12 vs. Q3 13; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - QTR
Description / Drivers
Better (Worse)
Than
Q3 12
Competitive Business¹:
Lower net margin from asset management and retail activities driven by lower natural gas hedge volumes and prices (108)
2
Contribution margin     (106)
Lower income tax benefit driven by a lower lignite depletion deduction (23)
Higher professional services fees for liability management program (19)
Higher net interest expense driven by higher average borrowings (16)
Lower nuclear generation maintenance costs reflecting the fall 2012 planned outage 8
7
(149)
Regulated Business:
Higher revenues driven by transmission cost recovery 21
(12)
Higher depreciation and amortization reflecting infrastructure investment (3)
(1)
Change in Regulated Business (~80% owned by EFH Corp.) 5
Total change in EFH Corp. adjusted (non-GAAP) operating results (144)
1 Competitive Business consists of Competitive Electric segment and Corporate & Other.
4
All other – net
All other – net
Total change - Competitive Business
All other – net
rd Higher 3    party transmission fees

Consolidated: Reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
YTD
1
12 vs. YTD 13; $ millions, after tax
1 Nine months ended September 30.
EFH Corp.
Adjusted (Non-GAAP) Operating Results - YTD
5
Factor YTD 12 YTD 13 Change
EFH Corp. GAAP net loss (1,408) (635) 773
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net loss 831 446 (385)
Unrealized mark-to-market net (gain) loss on interest rate swaps 8 (587) (595)
Effect of favorable resolution of income tax positions - Competitive Business - (305) (305)
Effect of favorable resolution of income tax positions - Oncor - (11) (11)
Asset impairments 20 19 (1)
EFH Corp. adjusted (non-GAAP) operating loss (549) (1,073) (524)

Description / Drivers
Better
(Worse)
Than
YTD 12
Competitive Business¹:
Lower net margin from asset management and retail activities driven by lower natural gas hedge volumes and prices (407)
Higher coal generation volumes due to fewer outages, partially offset  by lower nuclear generation volumes due to refueling outage 8
Lower amortization of intangibles arising from purchase accounting 7
All other - net 3
Contribution margin     (389)
Higher net interest expense driven by higher average borrowings (55)
Higher professional services fees for liability management program (43)
Higher operating costs associated with timing of outages at nuclear and scope of outages at coal generating units (39)
Higher depreciation reflecting retirement of coal plant assets and capital investment (10)
Lower  employee-related  compensation  expenses  reflecting  lower   benefit  costs  and  incentive  compensation    15
2
Total change - Competitive Business
(519)
Regulated Business:
Higher revenues driven by transmission cost recovery 54
(20)
Higher depreciation and amortization reflecting infrastructure investment (16)
Lower interest income resulting from settlement of TCEH transition bond reimbursement agreement (11)
Higher operation and maintenance expense driven by labor and benefit costs (4)
(8)
Total change - Regulated Business (~80% owned by EFH Corp.) (5)
Total change in EFH Corp. adjusted (non-GAAP) operating results (524)
Consolidated: Key drivers of the change in adjusted (non-GAAP) operating results
YTD 12 vs. YTD 13; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - YTD
6
1
Competitive business consists of Competitive Electric segment and Corp. & Other.
rd
All other – net
All other – net
Higher 3    party transmission fees

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
Q3 12 vs. Q3 13 and YTD 12 vs. YTD 13; $ millions
Q3 13
Q3 12
1,493
953
539
TCEH
Oncor
Q3 and YTD Adjusted EBITDA was largely driven by the same key drivers impacting adjusted
(non-GAAP) operating results.
7
3%
1
See Appendix for Regulation G reconciliations and definition.  Includes $(2) million, $1 million, $14 million and $7 million in Q3 12, Q3 13, YTD 12 and YTD 13, respectively, of Corp. &
Other Adjusted EBITDA.
YTD 13
YTD 12
3,618
2,207
1,404
4%
1,120
521
1,639
2,854
1,354
4,222
23%
14%
15%
9%

Luminant Operational Results

Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
Q3 2013 Coal-Fueled Plant Results
Solid operational performance
1.6 TWh more generation due to higher
market prices, partially offset by 0.4 TWh
less generation due to more outage days
Q3 13 Q3 12
5,276
15,772
YTD 12 YTD 13
15,170
YTD 12
Q3 12
16,474
15,179
40,004
35,929
Q3 13
YTD 13
11%
YTD
9%
QTR
4%
YTD
5,273
Q3 2013 Nuclear-Fueled Plant Results
Solid operational performance
Top decile industry performance for
reliability and cost
Solid safety performance

TXU Energy Operational Results
Total residential customers
3
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,525 1,512
1
SMB – small business.
2
LCI – large commercial and industrial.
3
Includes December 2012 acquisition of customers.
4
Last twelve months.
YTD 12
SMB 1
LCI 2
Residential
Q3 12
12,488
31,262
Q3 12 Q2 13
3.3%
LTM 4
Q3 13
Q3 13
1,512
1,563
0.9%
QTR
29,273
Q3 13
YTD 13
4.5%
QTR
6.4%
YTD
11,920
1,757
2,846
7,885
1,635
2,679
7,606
4,694
7,892
18,676
4,156
7,478
17,639
Q3 2013 Results
Sales volumes declined 5% driven by
business volumes and residential
customer counts
Lowest Q3 residential attrition rate since
2008
YTD 2013 Results
Last twelve month residential attrition rate
improved 42% compared to 2012.  Best
performance since 2009
Lower SMB
1
and LCI
2
volumes reflect
competitive intensity and a focus on
margin discipline
Reduced PUC complaints to record low,
continuing top tier PUC complaint
performance

Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q3 12
Q3 13
1
SMB –
small business.
2
LCI –
large commercial and industrial.
3    CREZ – Competitive Renewable Energy Zone.
4 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters.
5 Last twelve months.
Residential
SMB 1 & LCI 2
3,232
3,275
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q3 13
Q2 13
3,266
3,275
Q3 13
34,247
85,466 85,492
Q3 12
YTD 12 YTD 13
1%
QTR
1%
QTR
14,259
19,834 20,082
14,165
53,188
32,278
32,166
53,326
Q3 2013 Results
Slightly lower residential volumes
principally due to decreased
consumption as a result of milder
weather, partially offset by customer
growth
Slightly higher SMB
1
& LCI
2
energy
volumes principally due to customer
growth
$1.842 billion spent on CREZ
3
through September 30, 2013; $382
million spent YTD 2013
34,093

EFH Corp. Liquidity Management
As of September 30, 2013

Cash and Equivalents
TCEH Letter of Credit Facility
1
TCEH Revolving Credit Facility
3,116
EFH Corp. (excluding Oncor) available liquidity
As of 9/30/13; $ millions
1,987
1
At September 30, 2013, restricted cash totaled $947 million, after reduction for a $115 million letter of credit drawn in 2009 related to a building financing.  The restricted cash supports letters of credit, of which $776 million are outstanding, leaving $171 million available.
171
2,830
Facility Limit
LOCs/Cash Borrowings Availability
1,816
2,054
776
1,062
2,054
EFH Corp., TCEH and EFIH continue to monitor near-term liquidity needs and opportunities for liability management.

12 12 12
Commodity Prices
Commodity Units
Q3 13
Actual
Q3 12
Actual
FY 12
1
Actual 13E
2
NYMEX gas price
3
$/MMBtu
$3.55 $2.87 $2.75 $3.60
HSC gas price
3
$/MMBtu
$3.54 $2.86 $2.71 $3.54
7x24 market heat rate (HSC)
4
MMBtu/MWh
9.14 9.31 9.53 8.09
North Hub 7x24 power price $/MWh
$32.40 $26.68 $25.17 $28.63
TCEH weighted avg. hedge price
5
$/MMBtu
$6.89 $7.29 $7.36 $6.89
Gulf Coast ultra-low sulfur diesel $/gallon
$3.01 $3.07 $3.05 $2.92
PRB 8400 coal $/ton
$9.55 $6.67 $7.57 $9.25
LIBOR interest rate
6
percent
0.39% 0.71% 0.69% 0.37%
Commodity prices
Q3 13, Q3 12, FY 12 and 13E; mixed measures
1
FY 2012: Year ended December 31, 2012.
2
13E: 2013 estimate based on average of monthly commodity prices as of September 30, 2013 for October 2013 through December 2013.
3
The actual prices are computed based on settled Gas Daily prices for Henry Hub or Houston Ship Channel (HSC) respectively.
4
Based on ERCOT Nodal market clearing price for North Hub.
5
Weighted average prices in the TCEH natural gas hedging program. Based on NYMEX Henry Hub prices of forward natural gas sales positions in the hedging program
(excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
6
The index for the settled value is a 6-month LIBOR rate.

Factor Measure 2013 2014 Total
06/30/13
Natural gas hedges mm MMBtu ~123 ~146 ~269
Wtd. avg. hedge price
1
$/MMBtu ~$6.89 ~$7.80
Natural gas prices $/MMBtu ~$3.64 ~$3.91
Cum. MtM gain at 06/30/13
2
$ billions ~$0.5 ~$0.6 ~$1.1
09/30/13
Natural gas hedges
3
mm MMBtu ~65 ~146 ~211
Wtd. avg. hedge price
1
$/MMBtu ~$6.89 ~$7.80
Natural gas prices
4
$/MMBtu ~$3.60 ~$3.86
Cum. MtM gain at 09/30/13
2
$ billions ~$0.2 ~$0.6 ~$0.8
Q3 13 MtM (loss) gain $ billions ~$(0.3) ~$0.0 ~$(0.3)
13
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
09/30/13 vs. 06/30/13; mixed measures, pre-tax
Overall hedge program value has decreased due to settlement of Q3 position.
1   Weighted average prices are based on forward natural gas sales positions in the natural gas hedging program (excluding the impact of offsetting purchases for rebalancing). Where collars are reflected, sales price represents the approximate collar floor price. June 30, 2013 prices for 2013 represent July 1, 2013 through December 31, 2013 values and September 30, 2013 prices for 2013 represent October 1, 2013 through December 31, 2013 values.
2 MtM values include the effects of all transactions in the natural gas hedging program including offsetting purchases (for re-balancing).
3 September 30, 2013 prices for 2013 represent October 1, 2013 through December 31, 2013 volumes. The 2014 position includes a delta equivalent short position of approximately 150 million MMBtu costless collar.
4 2013 represents the average of monthly forward prices for October 1, 2013 though December 31, 2013.

14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
13-15 ; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2013 2014 2015
Natural gas hedging program million MMBtu
~42
~146
0
TXUE and LUME net positions million MMBtu ~22 ~247 ~34
Overall estimated percent of
total NG position hedged percent ~96% ~78% ~7%
TCEH has hedged approximately 96% of its estimated natural gas price exposure for 2013.
1 As of September 30, 2013. Balance of 2013 is from November 1, 2013 to December 31, 2013.  Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated). Includes impacts of economic backdown and reliability (~3M MMBtu for balance of 2013, ~10M MMBtu for 2014, ~7M MMBtu for 2015). Includes Martin Lake 3 seasonal outage for 2014-2015.
2 Includes estimated forward net wholesale and retail sales.  Excludes any transactions associated with proprietary trading positions.
3 The 2014 position includes delta equivalent short position of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMbtu and ~$11.75/MMBtu for puts and calls, respectively.
3
67
42
3
22
506
113
146
247
507
473
34
2014
2013 2015
1
TXUE and Luminant Net Positions 2

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
September 30, 2013 Change
BOY 13E Impact
$ millions
~95 0.1 MMBtu/MWh ~0
NYMEX gas price ($/MMBtu) ~96 $1/MMBtu ~3
Diesel ($/gallon)³
~91 $1/gallon ~1
Base coal ($/ton) ~97 $2/ton ~1
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations BOY  2013
Residential contribution margin ($/MWh)
4 TWh
$1/MWh
~4
Residential consumption
4 TWh
1%
~2
Business markets consumption
3 TWh
1%
~1
Impact on EFH Corp. Adjusted EBITDA
13E ; mixed measures
The majority of 2013 commodity-related risks are significantly mitigated.
1
2013 estimate based on commodity positions as of September 30, 2013 and reflects the existing regulatory environment under the Clean Air Interstate Rule, net of natural gas hedges and net wholesale and retail sales.  Excludes gains and losses incurred prior to September 30, 2013.
2
Simplified representation of heat rate position in a single TWh position. Heat rate impacts are typically differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub 7x8).  Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.
4
Excludes fuel surcharge on rail transportation.
7X24 market heat rate (MMBtu/MWh)²
4
1

Estimate as of September 30, 2013; $ billions
EFH / EFIH TCEH
1
1st Lien - $0.41
2
2nd Lien $0.25 $1.88
3
Total $0.25 $2.29
Estimated Secured Debt Capacity at EFH
/
EFIH and TCEH
1
16
1 The debt capacity numbers presented above are for informational purposes only and should not be relied upon in connection with any investment decision regarding the securities of EFH
Corp. or its subsidiaries. All of these amounts are estimates based on EFH Corp.'s current interpretation of the covenants set forth in its and its subsidiaries' applicable debt agreements and do not take into account exceptions in the agreements that may allow for the incurrence of additional secured debt, including, but not limited to, acquisition debt, coverage ratio debt, refinancing debt, capital leases and hedging obligations. Moreover, such amounts could change from time to time as a result of, among other things, the termination of any debt agreement
(or specific terms therein) or a change in the debt agreement that results from negotiations with new or existing lenders.  In addition, covenants included in agreements governing additional, future debt may impose greater or lesser restrictions on the incurrence of secured debt by EFH Corp. and its subsidiaries.  Consequently, the actual amount of senior secured debt that EFH
Corp. and its subsidiaries are permitted to incur under their respective debt agreements could be materially different than the amounts provided above. In addition, notwithstanding available debt capacity, EFH Corp., EFIH and TCEH may not be able to incur additional debt due to their financial condition, market conditions or other reasons. EFH Corp. encourages you to review, in consultation with your own advisors, its and its subsidiaries’ various debt agreements, which are on file with the SEC, in order to assess the ability and capacity of EFH Corp. and its subsidiaries to incur additional debt (secured and unsecured) in the future.
2 Of this amount, $1.0B is permitted to be issued for cash (entire amount is permitted to be issued for exchanges).
3 TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under the TCEH Senior Secured Facilities.
2nd Lien 1st Lien
$0.25
$2.29
$0.25
$1.88 2
$0.41 3

17 Today’s Agenda Q&A Financial and Operational Overview Q3 2013 Review John Young President & CEO

HSC Natural Gas Prices
$/MMBtu
ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
Forward Natural Gas Prices and Heat Rates
Forward gas prices have shown some indications of stabilizing, but forward heat rate markets continue to show volatility.
1
2
18
1
$7.50
$8.00
$6.50
$7.00
$5.50
$6.00
$4.50
$5.00
$3.50
$4.00
$3.00
Cal 2013 Cal 2014 Cal 2015
Cal 2013 Cal 2014 Cal 2015
11.50
12.00
10.50
11.00
9.50
10.00
8.50
9.00
7.50
8.00
7.00
1
Calendar 2013 represents market price for the balance of the year.   For example, as of September 30, 2013, the market price is for October to December 2013.
2
2015 heat rate represents observable market data starting June 28, 2013.

19 Today’s Agenda Q&A Financial and Operational Overview Q3 2013 Review EFH Corp. Senior Executive Team

20 Questions & Answers

21 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments. Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH
Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH Corp.’s filings with the SEC for a detailed reconciliation of EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.  Competitive Electric segment refers to the EFH Corp. business segment that consists principally of TCEH.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Results Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2012 and 2013
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel. Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting. 2012 also reflects the write-down of mineral interests in third quarter 2012.
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to supply chain and information technology efficiency initiatives.  2012 also includes costs related to generation plant reliability.
4
Primarily represents Sponsor Group management fees.
5
2013 includes costs associated with EFH Corp.’s liability management program.
6
Reflects noncapital outage costs.
Factor Q3 12 Q3 13 YTD 12 YTD 13
Net income (loss) (407) 5 (1,408) (635)
Income tax benefit (296) (100) (879) (925)
Interest expense and related charges 944 533 2,746 1,915
Depreciation and amortization 335 335 1,015 1,030
EBITDA 576 773 1,474 1,385
Adjustments to EBITDA (pre-tax):
Oncor Holdings distributions of earnings 31 68 100 148
Interest income (1) - (2) (1)
Amortization of nuclear fuel 41 40 124 114
Purchase accounting adjustments 1 33 9 74 20
Impairment and write-down of other assets 8 29 9 30
Equity in earnings of unconsolidated subsidiary (net of tax) (109) (114) (249) (255)
Unrealized net loss resulting from hedging and trading transactions 526 164 1,290 693
Noncash compensation expense 2 4 2 11 5
Transition and business optimization costs 3 12 4 31 17
Transaction and merger expenses 4 10 10 29 29
Restructuring and other 5 9 37 8 77
Expenses incurred to upgrade or expand a generation station 6 9 - 69 100
Subtotal 1,149 1,022 2,968 2,362
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions) 490 471 1,254 1,256
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,639 1,493 4,222 3,618

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2012 and 2013
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power
purchase agreements and the stepped-up value of nuclear fuel.   Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.  2012 also reflects the write-down of mineral interests in third quarter 2012.
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to supply chain and information technology efficiency initiatives.  2012 also includes costs related to generation plant reliability.
4
Primarily represents Sponsor Group management fees.
5
2013 includes costs associated with EFH Corp.’s liability management program.
6
Reflects noncapital outage costs.
Factor Q3 12 Q3 13 YTD 12 YTD 13
Net income (loss) (369) 60 (1,252) (679)
Income tax benefit (221) (16) (670) (468)
Interest expense and related charges 749 335 2,200 1,324
Depreciation and amortization 328 331 992 1,012
EBITDA 487 710 1,270 1,189
Adjustments to EBITDA (pre-tax):
Interest income (10) (1) (36) (6)
Amortization of nuclear fuel 41 40 124 114
Purchase accounting adjustments 1 33 9 54 20
Impairment of assets and inventory write down 1 3 1 3
Unrealized net loss resulting from hedging and trading transactions 526 164 1,290 693
Net loss attributable to non-controlling interests - - 1 -
EBITDA amount attributable to consolidated unrestricted subsidiaries and other equity interests (2) (6) (6) (15)
Corp. depreciation, interest and income tax expense included in SG&A 4 1 13 8
Noncash compensation expense 2 3 1 8 3
Transition and business optimization costs 3 11 4 30 15
Transaction and merger expenses 4 10 10 29 29
Restructuring and other 5 7 18 7 54
Expenses incurred to upgrade or expand a generation station 6 9 - 69 100
TCEH Adjusted EBITDA per Incurrence Covenant 1,120 953 2,854 2,207
Expenses related to unplanned generation station outages 15 16 64 35
TCEH Adjusted EBITDA per Maintenance Covenant 1,135 969 2,918 2,242

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2012 and 2013
$ millions
Factor Q3 12 Q3 13 YTD 12 YTD 13
Net income 139 146 321 329
Income tax expense 92 94 213 191
Interest expense and related charges 96 94 279 283
Depreciation and amortization 201 207 577 608
EBITDA 528 541 1,390 1,411
Interest income (3) - (24) (2)
Purchase accounting adjustments (6) (4) (18) (14)
Transition and business optimization costs and other 2 2 6 9
Oncor Adjusted EBITDA 521 539 1,354 1,404
1